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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BankBoston Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, Henrique de Campos Meirelles, Susannah M. Swihart, Kathleen M. McGillycuddy, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission (the "Commission") with respect to the shares of the Corporation's Common Stock, par value $1.00 per share, to be issued pursuant to the Corporation's 1998 Stock Option Plan for Employees of BancBoston Robertson Stephens Inc., and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

                   Signature                       Title                   Date
                   ---------                       -----                   ----
                                         Chairman and Chief
                                         Executive Officer and
                                         Director (Chief             February 5, 1999
/s/ Charles K. Gifford                   Executive Officer)
----------------------------------
(Charles K. Gifford)


                                         President and Chief
/s/ Henrique de Campos Meirelles         Operating Officer and       February 5, 1999
----------------------------------       Director
(Henrique de Campos Meirelles)


                                         Vice Chairman, Chief
                                         Financial Officer and
/s/ Susannah M. Swihart                  Treasurer (Chief            February 5, 1999
----------------------------------       Financial Officer)
(Susannah M. Swihart)



/s/ Robert T. Jefferson                  Comptroller (Chief          February 5, 1999
----------------------------------       Accounting Officer)
(Robert T. Jefferson)